UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number,

including area code)

202 S. Dean St. Englewood, NJ 07631

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously disclosed, on August 31, 2018 and October 24, 2018 Jerrick Media Holdings, Inc. (the “Company”) consummated the initial closings (the “Initial Closings”) of a private placement offering of its securities of up to $5,000,000 (the “Offering”). In connection with the Initial Closings, the Company entered into definitive securities purchase agreements (the “Purchase Agreements”) with 45 accredited investors (the “Purchasers”) for aggregate gross proceeds of $2,624,226. Pursuant to the Purchase Agreement, the Purchasers purchased an aggregate of 9,246,242 shares of common stock at $0.25 per share and received warrants to purchase 9,246,242 shares of common stock at an exercise price of $0.30 per share (the “Purchaser Warrants”, collectively, the “Securities”).

Within five (5) days, the Company will have consummated the final closing (the “Final Closing”) of the Offering. In connection with the Final closing, the Company will issue 4,618,918 shares of common stock and 4,618,918 Purchaser Warrants to these investors.

The Purchase Agreements contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. The Purchaser Warrants are exercisable for a term of five years from the Initial Exercise Date (as defined in the Purchaser Warrants).

As previously disclosed, all purchasers in the Offering may participate in a subsequent offering of the Company’s securities in an aggregate amount of up to 50% of the subsequent offering on the twenty-four (24) month anniversary of the close of the Final Closing (as defined in the Purchase Agreement) of the Offering.

Total capital commitments of the Offering amount to $3,466,290.

Registration Rights Agreement

In connection with the Purchase Agreement, on the August 31, 2018 (the “Effective Date”), the Company entered into the Registration Rights Agreement with the Purchasers. Pursuant to the Registrations Rights Agreement, the Company filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (the “Registration Statement”) covering the resale of all the Securities on October 24, 2018, as amended on November 30, 2018. The Registration Rights Agreement contains customary representations, warranties, agreements and indemnification rights and obligations of the parties. The Registration Statement was declared effective on December 21, 2018.

The foregoing descriptions of the Purchase Agreements, Purchaser Warrants and Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by such documents, copies of the forms of which are attached hereto as exhibits 4.1, 10.1 and 10.2, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 8.01 Other Events

On December 21, 2018, the Company issued a press release announcing the effectiveness of the Company’s two outstanding registration statements on Form S-1. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit

4.1	Form of Purchaser Warrant (incorporated herein by reference to Exhibit 4.1 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.1	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.2	Form Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

99.1	Press Release dated December 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: December 21, 2018	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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